Analyst Day Profitable Growth December 12, 2019

Safe Harbor Use of Forward-Looking Statements This presentation contains forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to statements concerning financial performance and guidance, including revenues, gross margin, operating results, expenses and costs; our business strategies, including our operations and anticipated trends and developments in markets in which we operate and in the markets in which we plan to expand; the anticipated market adoption of Enphase’s energy management system; the capabilities and performance of our technology and products, including product scalability, the ability to operate without a grid, the ability to optimize and customize products, load disaggregation, monitoring, and management, and reduction in installation, logistics and supply chain times; the capacity and availability of our products; our performance in operations, including product quality, safety, reliability, cost management, and customer service are based upon current expectations that involve risks and uncertainties. Any statements that are not of historical fact, may be forward-looking statements. Words used such as “anticipates,” “believes,” “continues,” “designed,” “estimates,” “expects,” “goal,” “intends,” “likely,” “may,” “ongoing,” “plans,” “projects,” “pursuing,” “seeks,” “should,” “will,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these words. All forward-looking statements are based on our current assumptions, expectations and beliefs, and involve substantial risks and uncertainties that may cause results, performance or achievement to materially differ from those expressed or implied by these forward-looking statements. Therefore, you should not place undue reliance on our forward-looking statements. A detailed discussion of risk factors that affect our business is included in the filings we make with the Securities and Exchange Commission (SEC) from time to time, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available on the Enphase website at http://investor.enphase.com/sec.cfm, or on the SEC website at www.sec.gov. All forward-looking statements in this presentation are based on information currently available to us, and we assume no obligation to update these forward-looking statements in light of new information or future events. Industry Information Information regarding market and industry statistics in this presentation is based on information available to us that we believe is accurate. It is generally based on publications that are not produced for purposes of economic analysis. Non-GAAP Financial Metrics The Company has presented certain non-GAAP financial measures in this presentation. Generally, a non-GAAP financial measure is a numerical measure of a company’s performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States of America, or GAAP. Reconciliation of each non-GAAP financial measure to the most directly comparable GAAP financial measure can be found in the Appendix to this presentation. Non-GAAP financial measures presented by the Company include non-GAAP gross margin, operating expenses, income (loss) from operations, net loss and adjusted free cash flow. These non-GAAP financial measures do not reflect a comprehensive system of accounting, differ from GAAP measures with the same captions and may differ from non-GAAP financial measures with the same or similar captions that are used by other companies. In addition, these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations as determined in accordance with GAAP. As such, these non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. The Company uses these non-GAAP financial measures to analyze its operating performance and future prospects, develop internal budgets and financial goals, and to facilitate period-to-period comparisons. Enphase believes that these non-GAAP financial measures reflect an additional way of viewing aspects of its operations that, when viewed with its GAAP results, provide a more complete understanding of factors and trends affecting its business. As presented in the “Reconciliation of Non-GAAP Financial Measures” table in the Appendix to this presentation, each of the non-GAAP financial measures excludes one or more of the following items for purposes of calculating non-GAAP financial measures to facilitate an evaluation of the Company’s current operating performance and a comparison to its past operating performance: Stock-based compensation expense. The Company excludes stock-based compensation expense from its non-GAAP measures primarily because they are non-cash in nature. Moreover, the impact of this expense is significantly affected by the Company’s stock price at the time of an award over which management has limited to no control. Restructuring charges. The Company excludes restructuring charges due to the nature of the expenses being unplanned and arising outside the ordinary course of continuing operations. These costs primarily consist of fees paid for restructuring-related management consulting services, cash-based severance costs related to workforce reduction actions, asset write-downs of property and equipment and lease loss reserves, and other contract termination costs resulting from restructuring initiatives. Reserve for non-recurring legal matter. This item represents a charge taken for the potential settlement cost related to a dispute with a vendor. This item is excluded as it relates to a specific matter and is not reflective of the Company’s ongoing financial performance. Acquisition related expenses and amortization. This item represents expenses incurred related to the Company’s acquisition of SunPower’s microinverter business, which are non-recurring in nature, and amortization of acquired intangible assets, which is a non-cash expense. Acquisition related expenses and amortization of acquired intangible assets are not reflective of the Company's ongoing financial performance. Non-recurring debt prepayment fees and non-cash interest. This item consists primarily of amortization of debt issuance costs and non-recurring debt settlement costs, because these expenses does not represent a cash outflow for the Company except in the period the financing was secured or when the financing was settled, and such amortization expense or settlement of debt costs is not reflective of the Company’s ongoing financial performance. Adjusted free cash flow. This item represents cash flows from operating activities excluding payments for the acquisition reported in operating activities less purchases of property and equipment. The Company believes the adjusted free cash flow is the best measure of how much cash the business generates after accounting for capital expenditures. This presentation is being made exclusively to qualified institutional buyers (“QIBs”) as defined in Rule 144A (“Rule 144A”) under the U.S. Securities Act of 1933, as amended (the “Securities Act”). The securities described herein have not been and will not be registered under the Securities Act and may not be offered or sold in the United States except to QIBs in reliance on Rule 144A or pursuant to another exemption from, or transaction not subject to, the registration requirements of the Securities Act. This document does not constitute an offer to sell, or a solicitation of an offer to purchase, any securities in any jurisdiction where such offer or sale is not permitted. Any purchaser of such securities will be deemed to have made certain representations and acknowledgments, including, without limitation, that the purchaser is a “qualified institutional buyer” as defined in Rule 144A under the Securities Act. 2 | © 2019 Enphase Energy, Inc.

Agenda Badri Kothandaraman Chief Executive Officer Raghu Belur Chief Product Officer Arthur Souritzidis | Marc Jones CEO - Momentum Solar CEO - Sunpro Solar Eric Branderiz Chief Financial Officer Q & A Product Demos Fremont HQ

Badri Kothandaraman Chief Executive Officer

2019 Financial Performance $619M $122M Revenue Operating Income +96% +495% Assumes midpoint of Q4’19 guidance 5 | © 2019 Enphase Energy, Inc. All numbers are Non-GAAP. Refer to appendix for GAAP reconcilition

A Look Back At 2019

We did a few things well and need to make other things better

Exceeded **financial target** of 30-20-10

Introduced **new generation** IQ™ products

Further **improved** quality and customer service

Forecasting 500Ku Microinverters from Flex Mexico in Q4'19[1]

Fixed **supply chain** issues

Strong **growth** in North America

Growth in International

[1] Assumes midpoint of Q4'19 guidance

6 | © 2019 Enphase Energy, Inc.

ENPHASE

Our Core Differentiation Semiconductor 8TKY\FWJ *SXJRGQJTM Energy Management Technology SOLAR GRID GENERATOR AC STORAGE LOADS Predictive 8TKY\FWJ)JKNSJI Home Energy Control Architecture Management 7 | © 2019 Enphase Energy, Inc.

Operational Excellence Customer Experience Quality Customer Service 5X 1 54%1 Better than Worldwide M Series NPS 500 dppm 30 sec Reliability Wait Time Target Target Laser Focus on Quality and Customer Service 15X refers to actual results of IQ 7TM Microinverters as of Q3’19, NPS refers to Net Promoter Score as of Q3’19 8 | © 2019 Enphase Energy, Inc.

Operational Excellence Gross Margin Management Price Cost Value Based Product Pricing Innovation Performance, ASIC, Transformers, Quality, Service FETs, Connectors Product Supply Chain Segmentation Optimization IQ 7/7+/7X/7A™ Tariff, Expedites, Procurement, CM 5WTIZHY.SST[FYNTS2F]NRN_NSL;FQZJ2ZQYNXTZWHNSL 9 | © 2019 Enphase Energy, Inc.

8HFQFGQJ'ZXNSJXX2TIJQ CAPEX Lite OPEX Efficient No Big Headcount1 Factories 35% INDIA/CHINA 47% 4% EMEA NA 14% ANZ Capacity 23of 3.5M Microinverters and 120MWh Storage Per Quarter in Q4’20 1 Percentage of worldwide headcount as of Q3’19 2 Estimated CAPEX spending $25M for 2020 doubles capacity 3 10 | © 2019 Enphase Energy, Inc. Ramping Flex-Mexico capacity from 500K to 1M Microinverters per quarter from Q4’19 to Q4’20

*SXJRGQJ TM Great technology Great products Laying the and intellectual enabling new vectors KNSFSHNFQ࣢KTZSIFYNTS UWTUJWY^࣢ TKUWTKNYFGQJ࣢LWT\YM for the next decade 11 | © 2019 Enphase Energy, Inc.

Residential Solar $4B 1 2022 SAM $2.5B 2019 SAM 1 .SYWTIZHJ*SXJRGQJ™*SYJW3J\7JLNTSX+THZXTS9NJW.SYFQQJWX 1Source: GTM/Wood Mackenzie Research (US PV Market Forecast) 2019, IHS Research (IHS EMEA Report 2019), SunWiz Research 2019, ENPH Estimates 12 | © 2019 Enphase Energy, Inc. 2022 SAM of 16GW: NA/LATAM 4.4GW, EMEA 4GW, Japan 3GW, APAC 4.6GW

*ZWTUJ,WT\YM5QFS Target To Grow Revenue 2X By 2020 )TZGQJ 9WFSXKJW Sales Headcount Top Talent to in 6 Months Europe ICELAND FINLAND NORWAY SWEDEN NORTH SEA ESTONIA BALTIC SEA LATVIA DENMARK Enter Focus LITHUANIA LUXEMBURG 8 Countries Small Systems BELARUS IRELAND in 2020 Social Housing UNITED KINGDOM POLAND Roofing NETHERLANDS GERMANY BELGIUM CZECH REPUBLIC SLOVAKIA UKRAINE MOLDOVA AUSTRIA HUNGARY FRANCE SWITZERLAND SLOVENIA CROATIA ROMANIA ITALY BOSNIA AND HERZEGOVINA ANDORRA SERBIA ,WT\ 2FWPJY LIECHENSTEIN BULGARIA MONTENEGRO MONACO Small and To Homeowners MACEDONIA ALBANIA Medium and Increase SPAIN GREECE Installer Base Awareness PORTUGAL MALTA ,WJFY5WTIZHY2FWPJY+NY9NRJ9T*]JHZYJ 13 | © 2019 Enphase Energy, Inc.

3J\;JHYTWXTK5WTKNYFGQJ,WT\YM Increasing SAM from $3.3B in 2019 to $12.5B in 2022 Residential Residential Small Commercial Offgrid Solar Storage Solar Solar & Storage 14 | © 2019 Enphase Energy, Inc.

Residential Storage New Installs $2B 1 2022 SAM 1 Enphase Installed Base $1B 2 $500M 2022 SAM 2019 SAM 1 4SJXYTUXMTU7JQNFGQJ8HFQFGQJ8NRUQJ8FKJ 1 Source: GTM/Wood Mackenzie Research (Global Energy Storage Outlook 2019), IHS Research (IHS EMEA Report 2019), ENPH Estimates 2022 SAM of 3.6GWh: NA/LATAM 1.6GWh, EMEA 1GWh, APAC 900MWh 2 15 | © 2019 Enphase Energy, Inc. ENPH assumption: Retrofit opportunity of ~ 1.5M Enphase homes over 10 years

Small Commercial Solar $1.5B 1 2022 SAM $300M 2019 SAM 1 7JQNFGQJ7FUNI8MZYIT\S(TRUQNFSY<TWQI(QFXX(TXY Source:1 GTM/Wood Mackenzie Research (US State DG Market Prospector) 2019, IHS Research (IHS EMEA Report 2019), ENPH Estimates 2022 SAM of 11GW: NA/LATAM 4.2GW, EMEA 3GW, APAC 3.8GW 16 | © 2019 Enphase Energy, Inc.

Offgrid Solar and Storage

Focus on Indian Market

Providing Farmers Reliable Source of Energy

Reducing Energy Poverty

Mitigating Extreme Heat

Solar Water Pump
$2B
2022 SAM[1]

Standalone System
$1.5B
2022 SAM[2]

Air Cooler
$0.5B
2022 SAM[3]

Source: MNRE, Govt. of India; CEEW India; India Census Data 2011; Symphony Annual Report 2019; ENPH Estimates

[1] Installed base of ~30M pumps in 2022. ENPH assumption: Convert 10% of installed base to solar per year for 0.5 - 3HP pumps

[2] Total number of homes per 2011 census data is ~123M. ENPH assumption: Convert 3% of installed base to solar and storage every year

[3] Installed base of ~20M air coolers in 2022. ENPH assumption: Convert 10% of installed base to solar every year

ENPHASE

17 | © 2019 Enphase Energy, Inc.

Recap Increasing SAM from $3.3B in 2019 to $12.5B in 2022 Residential Residential Small Commercial Offgrid Solar Storage Solar Solar & Storage $4B1 $3B 1 $1.5B1 $4B1 1All the numbers refer to 2022 SAM 18 | © 2019 Enphase Energy, Inc.

Conclusion Revenue Q3’18 Q4’18 Q1’19 Q2’19 Q3’19 Three Pillars of Relentless Focus Ensemble™ SAM Expanding Differentiation: on Customer Enables from $3.3B in 2019 Semiconductor, Experience and New Vectors to $12.5B in 2022 Software and GM Management for Profitable Ensemble™ with a Scalable Growth Business Model 19 | © 2019 Enphase Energy, Inc.

Raghu Belur Chief Product Officer

The Power of Semiconductors, Software and Ensemble™



ENPHASE
IQ8
WARNING
ATTENTION

High Quality

Higher Efficiency, Fewer Components
IoT System, Over-the-air Upgrades

Safety

No High Voltage DC
Lithium Iron Phosphate Chemistry

Flexibility

Modular Design
AC Market Place

Exceptional Value

Grid Independence
AC Module

Supply Chain Efficiency

One Hardware Platform
Configurable SKUs

Low Cost

Resonant Architecture, Power Scaling
Semiconductor Integration

Great Customer Experience

One-stop-shop

21 | © 2019 Enphase Energy, Inc.

ENPHASE

*SXJRGQJTM *SJWL^2FSFLJRJSY9JHMSTQTL^ Automatically manages energy resources in your home such as solar, storage, grid, loads and generator SOLAR GRID GENERATOR AC STORAGE LOADS (Backup, Time of Use) 22 | © 2019 Enphase Energy, Inc.

3
2
1
10.1kWh
3.4kWh

On the Cusp of Ensemble™ 1.0


Enlighten™ Cloud
WiFi/Cellular
Wireless
IQ 6™/IQ 7™
1
IQ™ combiner
3
Enpower™ switch
M
Power Line Communication
Main Load Panel
Wireless
Generator
2
Encharge™ storage system
IQ 8™
Home Loads

Encharge™ Storage System Makes The System Always-On™

23 | © 2019 Enphase Energy, Inc.

ENPHASE

IQ 8™ Residential Microinverter World’s First Grid Forming Microinverter System 24 | © 2019 Enphase Energy, Inc.

EnchargeӴ Storage System Available In Two Configurations 10.1kWh 3.4kWh 4SJXYTUXMTU7JQNFGQJ8HFQFGQJ8NRUQJ8FKJ 25 | © 2019 Enphase Energy, Inc.

Gearing up for Ensemble™ 2.0





+
IQ 8™
Enlighten™ Cloud
WiFi/Cellular
Wireless
IQ™ combiner
Enpower™ switch
Power Line Communication
Main Load Panel
PCS
Power Control System
Wireless
Generator
Encharge™ storage system
IQ 8™
Home Loads
M

Addition of IQ 8™ Grid-Independent Solar Significantly Improves Performance

ENPHASE.

26
| © 2019 Enphase Energy, Inc.

IQ 8D™ Commercial Microinverter

One 640W_{AC} Microinverter Supports Two 400W_{DC} Panels


ENPHASE
IQ8D-US
WARNING
ATTENTION

IQ 8™ IQ 8D™

50% Greater Power Density[1]

500 dppm Reliability Target

97.5% Efficiency

[1] Power Density in W/cm³ compared to IQ 8™

27 | © 2019 Enphase Energy, Inc.

ENPHASE

Offgrid Solar and Storage

Ensemble-In-A-Box™




AC Power Sockets
Communication Module
Battery Microinverter
Battery
Solar Microinverters



2 Solar Panel Inputs

Smart Phone Connectivity

1.2kWh LFP[1] Battery

AC Power Sockets

Supports Multiple Applications for the Indian Market

[1] Lithium Iron Phosphate

28 | © 2019 Enphase Energy, Inc.

ENPHASE

ENPHASE

Solar Water Pump

Problem

Farmers in India have unreliable and intermittent grid power
Current solutions with Variable Frequency Drive (VFD) and Inverters are inefficient

Current Solutions


1
Utility Grid
Solar Water Pump
2
Solar Panels
Controller (VFD)
Solar Water Pump
3
Solar Panels
Switch
Controller (VFD)
Solar Water Pump
String Inverter
Utility Grid

Enphase Solution


Solar Panels
Ensemble-In-A-Box™
Solar Water Pump
Utility Grid

Ensemble Integrates VFD and Inversion Functions

Rugged, Simple and Safe

29 | © 2019 Enphase Energy, Inc.

ENPHASE

Air Cooler 5WTGQJR No viable solution for extreme heat in certain regions of India Both grid and diesel generators are unreliable Current Solutions 1 2 Utility Grid Air Cooler Diesel Generator Air Cooler Enphase Solution *SXJRGQJ-JQUX5WT[NIJF 7JQNFGQJ8TZWHJTK*SJWL^ Rugged, Simple and Safe Solar Panels Air Cooler *SXJRGQJ.S&'T]92 30 | © 2019 Enphase Energy, Inc.

Standalone System

Problem

Over 300 million[1] people in Asia, mainly in India, are living in energy poverty
Current solutions with DC systems are inefficient

Current Solutions

Solar Panels → DC System with Lead Acid Battery → DC Appliances

Enphase Solution

Solar Panels → Ensemble-In-A-Box™ → Standard AC Appliances

Ensemble Helps Provide a Viable Source of Energy

Rugged, Simple and Safe

[1] Bloomberg New Energy Finance Report, 2018

31 | © 2019 Enphase Energy, Inc.

ENPHASE

Recap Increasing SAM from $3.3B in 2019 to $12.5B in 2022 Residential Residential Small Commercial Offgrid Solar Storage Solar Solar & Storage ™ ™ ™ *SXJRGQJ IQ 8 Encharge IQ 8D .S&'T]™ $4B1 $3B 1 $1.5B 1 $4B1 1All the numbers refer to 2022 SAM 32 | © 2019 Enphase Energy, Inc.

*SXJRGQJTM It’s a game changer... 33 | © 2019 Enphase Energy, Inc.

Conclusion SOLAR GRID GENERATOR AC STORAGE LOADS Semiconductors Software Defined Ensemble™ One-stop-shop Bring Greater Architecture Enables New for Home Efficiencies in Creates Flexible Categories of Energy Integration and Future Proof Products Management Designs 34 | © 2019 Enphase Energy, Inc.

Introducing 9\TTK4ZW 9TU(ZXYTRJWX Arthur Souritzidis Marc Jones Founder and Chief Executive Officer Founder and Chief Executive Officer

Introducing Founded in 2009 Momentum Solar Enabling customers to take control over rising energy costs by generating cleaner, price-protected power Industry leading growth; recognized by Deloitte and Inc.500 as fastest growing residential solar company in the nation Over 2,000 employees with operations in New Jersey, New York, California, Florida, Texas, Pennsylvania and Connecticut Focus on customer experience, forward thinking in terms of technology and very successful in their markets

Strategic Partnership >JFW*SI*RUQT^JJ(TZSY Optimal Performance 2016 362 Durable Equipment NJ Long-term Warranties 2017 Simplified O&m 618 3/3>+1(& Best-in-class Monitoring 2018 Installation Efficiency 1,166 3/3>+1(&9=5&(9 Product Innovation Supply Chain Management 2019 (As of November) 2,253 Current # of States 7 3/3>+1(&9=5&(9 Current # of Offices 17 2020 New Offices in Existing Markets (Q1) 2020 New Markets (Q1) Jacksonville, Florida Phoenix, Arizona Weslaco, Texas Boston, Massachusetts San Diego, California Charleston, South Carolina 37 | © 2019 Enphase Energy, Inc.

Introducing Founded in 2008 Sunpro Solar Sunpro Solar is one of the leading providers of rooftop solar for Gulf Coast and Southeast regions Ranked #8 for 2019 in Solar Power World’s Magazine - Top Solar Rooftop Contractors Worldwide Approximately 1100 employees with operations in Louisiana, Mississippi, Arkansas, Tennessee, Oklahoma, Texas, Georgia, South Carolina and Florida Focus on customer experience, forward thinking in terms of technology, and very successful in their markets

 *SJWLN_JIG^ 50 MW 170,000 Installed Enphase in 2019 Inverters Revenue Current Territories 39 | © 2019 Enphase Energy, Inc.

Eric Branderiz Chief Financial Officer

3J\'FXJQNSJ+NSFSHNFQ2TIJQ 35% 15% 20% Gross Operating Operating Margin Expenses1 Income1 Pricing Management Executive Leadership in the U.S. Sustainable Profitability New Products Core teams in India & New Zealand Strong Cash Generating Model Cost Reductions No Compromise on Innovation 1 All numbers are Non-GAAP 41 | © 2019 Enphase Energy, Inc.

Revenue Growth Framework

Residential Solar	Residential Storage	Small Commercial Solar	Offgrid Solar & Storage
$2K[1] revenue per home now 17% SAM CAGR to 2022 IQ 8™ brings added value Continue share gain in NA, Grow Europe, Enter Japan	Adds Over $8K revenue[2] per home ~5% ENPH attach[3] on new homes in US by Q4'20 $80M retrofit revenue for every 1% of ENPH installed base	$1.5B SAM in 2022 2020 Product launch Targeting similar market share as residential by 2022	Blue Ocean Opportunity 2020 Product launch

[1] ENPH Assumption: ASP of $100 per Microinverter system and 20 Microinverters per home
[2] ENPH Assumption: $8K for 10KWh of Storage and Smart Switch
[3] ENPH Estimate

ENPHASE

42 | © 2019 Enphase Energy, Inc.

Strong Balance Sheet Adjusted FCF $80M 1 2019 $22M 2018 ($33M) $250M Ending Cash1 2017 $106M Ending Cash $29M Ending Cash 12019 assumes midpoint of Q4’19 guidance. Refer to Appendix for adjusted FCF reconciliation to the most comparable GAAP measure 2019 ending cash is subject to prepayments received for the ITC safe harbor product shipments 43 | © 2019 Enphase Energy, Inc. we will make in Q1’20

Conclusion 35-15-20 Revenue Growth Strong Balance Laying The Our New Baseline Framework Sheet and Healthy Financial Financial Model Built on Ensemble™ Free Cash Foundation Flow Generation For The Next Decade 44 | © 2019 Enphase Energy, Inc.

Q & A

Appendix

,&&5YT3TS,&&57JHTSHNQNFYNTS 1 1 $ in Millions Q1’19 Q2’19 Q3’19 Q4’19 FY19 Income (loss) from operations (GAAP) $7.1 $17.4 $33.7 $40.3 $98.5 Stock-based compensation expenses, restructuring and acquisition $4.2 $5.8 $6.5 $7.0 $23.5 realted amortization .SHTRJ QTXXKWTRTUJWFYNTSX 3TS,&&5 $11.3 $23.2 $40.2 $47.3 $122.0 1 $ in Millions 2017 2018 2019 (FXMKQT\XKWTRTUJWFYNSLFHYN[NYNJX $(28) $16 $90 Payments for acquisition reported in cash flows from operating activities - 10 - Purchases of property and equipment (4) (4) (10) &IOZXYJIKWJJHFXMKQT\ $(33) $22 $80 1Assumes midpoint of guidance for Q4’19 47 | © 2019 Enphase Energy, Inc.

Thank You © 2019 Enphase Energy, Inc. All rights reserved. Enphase Energy®, the Enphase logo, Encharge, Encharge 3, Encharge 10, Always-On, Ensemble-In-A-Box, Enlighten, Enlighten Manager, Empower, Ensemble, Envoy, MyEnlighten, IQ, IQ 6, IQ 7, IQ 7+, IQ 7A, IQ 7X, IQ 8, IQ 8D and other trademarks or service names are the trademarks of Enphase Energy, Inc. Other names are for informational purposes and may be trademarks of their respective owners.